[Deutsche Asset Management Letterhead]

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, Growth and Income Portfolio, Health Sciences Portfolio, International Portfolio, 21st Century Growth Portfolio, Money Market Portfolio, a series of Scudder Variable Series I, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                     /s/Richard T. Hale
                                    -----------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer
                                    Balanced Portfolio, Bond Portfolio, Capital
                                    Growth Portfolio, Growth and Income
                                    Portfolio, Global Discovery Portfolio,
                                    Health Sciences Portfolio, International
                                    Portfolio, 21st Century Growth Portfolio,
                                    Money Market Portfolio, a series of Scudder
                                    Variable Series I

                                          [Deutsche Asset Management Letterhead]

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, Growth and Income Portfolio, Health Sciences Portfolio, International Portfolio, 21st Century Growth Portfolio, Money Market Portfolio, a series of Scudder Variable Series I, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                     /s/Charles A. Rizzo
                                    Charles A. Rizzo
                                    -----------------------------------
                                    Chief Financial Officer
                                    Balanced Portfolio, Bond Portfolio, Capital
                                    Growth Portfolio, Growth and Income
                                    Portfolio, Global Discovery Portfolio,
                                    Health Sciences Portfolio, International
                                    Portfolio, 21st Century Growth Portfolio,
                                    Money Market Portfolio, a series of Scudder
                                    Variable Series I